26
ICS Key Segment Revenue Stats
$ in millions
RC= Recurring
ED= Event-Driven
Fee Revenues
(1)
4Q09 4Q10 FY09 FY10 Type
Proxy Equities
(2)
191.1 $      195.1 $    272.5 $     276.5 $      RC
Stock Record Position Growth -2% 1% -2% -1%
Pieces 211.4 211.0 288.0 293.2
Mutual Funds 20.5 $       29.2 $     55.0 $       149.7 $      ED
Pieces 25.8 36.3 73.5 204.2
Contests/Specials 8.2 $         4.6 $       26.9 $       20.6 $        ED
Pieces 8.4 4.6 30.8 26.0
Total Proxy 219.8 $      228.9 $    354.4 $     446.8 $
Total Pieces 245.6 251.9 392.3 523.4
Notice and Access Opt-in % 49% 53%
50% 54%
Suppression % 51% 53%
50% 52%
Interims Mutual Funds
(Annual/Semi-Annual Reports/Annual Prospectuses)
19.0 $       21.3 $     78.1 $       88.8 $        RC
Position Growth -1% 10%
3% 6%
Pieces 106.2 117.7 440.5 476.0
Mutual Funds (Supplemental Prospectuses) & Other 11.9 $       11.8 $     58.0 $       47.8 $        ED
Pieces 67.6 61.0 349.6 266.2
Total  Interims 30.9 $       33.1 $     136.1 $     136.6 $
Total Pieces 173.8 178.7 790.1 742.2
Transaction
Transaction Reporting 30.9 $       37.2 $     132.0 $     142.8 $      RC
Reporting
Fulfillment
Post-Sale Fulfillment 19.2 $       17.4 $     72.9 $       74.0 $        RC
Pre-Sale Fulfillment 9.2 $         9.7 $       36.6 $       35.5 $        ED
Total Fulfillment 28.4 $       27.1 $     109.5 $     109.5 $
Other
Other - Recurring 0.9 $         3.6 $       0.9 $         12.1 $        RC
Communications
Other - Event-Driven
(2), (3)
10.1 $       11.0 $     41.3 $       41.2 $        ED
Total Other 11.0 $       14.6 $     42.2 $       53.3 $
Total Fee Revenues 321.0 $      340.9 $    774.2 $     889.0 $
Total Distribution Revenues 266.0 $      269.0 $    756.8 $     780.6 $
Total Revenues as reported - GAAP 587.0 $      609.9 $    1,531.0 $   1,669.6 $
Total RC Fees 261.1 $      274.6 $    556.4 $     594.2 $
Total ED Fees 59.9 $       66.3 $     217.8 $     294.8 $
FY11 Ranges
Low High
Sales 2% 2% 1% 3%
3% 3%
Losses -1% 0% 0% -1%
0% 0%
Key
Net New Business 1% 2% 1% 2%
3% 3%
Revenue
Internal growth 0% 0% 0% 0%
0% 1%
Drivers
Event-Driven -1% 1% -1% 5%
-4% -3%
Acquisitions 0% 0% 0% 1%
0% 0%
Distribution -7% 1% -3% 1%
-1% 0%
TOTAL
-7% 4% -3% 9%
-2% 1%
(1) As of 4Q09, these items represent fee revenues only and exclude distribution revenues which are set out separately.  The historical numbers have been adjusted to exclude distribution revenues
(2) For comparability purposes, Other Proxy related fee revenue has been reclassified from Other Event-Driven to Annual Equity Proxy (FY09: $4.1M & FY10: $4.5M)
(3) Other includes 3.4M pieces for 4Q09 and 1.9M pieces for 4Q10 primarily related to corporate actions. Total Other pieces for FY09 were 14.4M and for FY10 were 10.5M
Exhibit 99.3

27
SPS and Outsourcing Key Segment Revenue Stats
$ in millions
RC= Recurring
ED= Event-Driven
4Q09 4Q10 FY09 FY10 Type
Equity
Transaction-Based Equity Trades 62.5 $      61.4 $      258.5 $    237.8 $    RC
Internal Trade Volume
(1)
1,568 1,581 1,540 1,507
Internal Trade Growth 7% 1% 6% -2%
Trade Volume (Average Trades per Day in '000) (2) (3) 1,604 1,617 1,602 1,542
Non-Transaction Other Equity Services 49.1 $      50.0 $      193.6 $    195.4 $    RC
Total Equity 111.6 $    111.4 $    452.1 $    433.3 $
Fixed Income
Transaction-Based Fixed Income Trades 12.4 $      13.5 $      52.3 $      49.9 $      RC
Internal Trade Volume
(1)
287 287 287 269
Internal Trade Growth -4% 0% 11% -6%
Trade Volume (Average Trades per Day in '000)
(3)
287 289 287 283
Non-Transaction Other Fixed Income Services 7.1 $       6.8 $       29.4 $      27.7 $      RC
Total Fixed Income 19.4 $      20.3 $      81.7 $      77.5 $
Outsourcing
Outsourcing 5.7 $       6.7 $       25.1 $      25.0 $
# of Clients 6
9
6
9
Total Net Revenue as reported - GAAP 136.7 $    138.4 $    558.9 $    535.9 $    FY11 Ranges
Low High
Sales 4% 6% 6% 5% 5% 6%
Losses -4% -4% -4% -4% -4% -4%
Key
Net New Business 0% 2% 2% 2% 1% 2%
Revenue
Transaction & Non-transaction 3% 0% 5% -2% 0% 4%
Drivers
Concessions -5% -2% -3% -4% -2% -2%
Internal growth -2% -2% 2% -6% -2% 2%
Acquisitions 1% 1% 1% 0% 11% 11%
TOTAL -1% 1% 5% -4% 10% 15%
(1) 4Q09 Internal Trade Volume was previously presented as 1,557 and 252 for Equities and Fixed Income, respectively. FY09 Internal Trade Volume was previously presented as 1,557 and 257 for Equities and Fixed Income, respectively.  These numbers were adjusted to reflect losses and sales in order to present consistent business for the purpose of calculating internal trade growth.
(2) Equity Trade volume adjusted to exclude trades processed under fixed priced contracts.  Management believes excluding this trade volume presents a stronger correlation between trade volume and Equity Trade revenue.
(3) Prior Year's trade volume re-stated for comparability.